MANAGEMENT LIQUIDITY PLANS	6 Months Ended
Jun. 30, 2016
Going Concern [Abstract]
Going Concern [Text Block]
NOTE 2: MANAGEMENT LIQUIDITY PLANS

As of June 30, 2016, the Company had cash of $2,144,220 and working capital deficit of $2,421,945, principally due to the inclusion of non-cash derivative liability recorded in current liabilities. Excluding the derivative liability, the Company’s working capital would have been $1,577,353. In addition, the Company used actual net cash in operations of $1,069,147 during the six months ended June 30, 2016. The Company has incurred net losses since inception.

In May 2016, the Company sold shares of common stock and warrants for net proceeds, after commissions and other costs, of approximately $1,579,082.  It is anticipated that the proceeds from the sale of its common stock and warrants will provide the Company with cash sufficient to fund operations through July 2017.

Management believes that the Company has sufficient funds to meet its operating funding requirements for at least the next twelve months. The Company expects that cash used in operations will decrease significantly over the next several years as the Company executes its business plan. In the event that the Company is not able to fully achieve its plan, the Company may need to raise additional funds through equity or debt financing. If the Company is unsuccessful in raising additional financing, it will need to reduce costs and operations in the future.